SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 8, 2001



                           Consumers Funding LLC
           (Exact name of registrant as specified in its charter)


          Delaware                   333-47938              38-3575109
          --------                   ---------              ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation)              File No.)          Identification No.)



                                Suite M-1029
                           212 W. Michigan Avenue
                             Jackson, MI 49201
            (Address of Principal Executive Offices) (Zip Code)



                               (517) 788-0179
             Registrant's telephone number, including area code



                               Not Applicable
       (Former name or former address, if changed since last report)



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Item 5. Other Events

         The Registrant registered issuances of Securitization Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-47938). Pursuant to this Registration Statement, the Registrant issued and sold $468,592,000 in aggregate principal amount of Securitization Bonds, Series 2001-1. The transaction was closed on November 8, 2001. In connection with this transaction, the Registrant entered into the material agreements, executed and filed the certificate and received the opinions attached hereto as exhibits.

Item 7. Financial Statements and Exhibits

         A list of the Exhibits filed herewith is attached hereto.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Consumers Funding LLC


                                By:  /s/ Michael D. VanHemert
                                     ------------------------
                                     Name:   Michael D. VanHemert
                                     Title:  Vice President and General Counsel

Dated: November 15, 2001



                               EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

1.1 Underwriting Agreement dated as of October 31, 2001 among Consumers Energy Company, Consumers Funding LLC and Morgan Stanley & Co. Incorporated, on behalf of itself and as the representative of the several underwriters named therein

4.1.1 Amended and Restated Limited Liability Company Agreement of Consumers Funding LLC dated as of November 8, 2001

4.2.1 Amended and Restated Certificate of Formation of Consumers Funding LLC dated as of November 6, 2001, which was filed with the Delaware Secretary of State's Office on November 6, 2001

4.3.1 Indenture dated as of November 8, 2001 between Consumers Funding LLC and The Bank of New York

4.3.2 Series Supplement dated as of November 8, 2001 between Consumers Funding LLC and The Bank of New York

4.4             Form of Securitization Bonds (included as part of Exhibit
                4.3.2)

5.1             Opinion of Miller, Canfield, Paddock and Stone, P.L.C.
                relating to the legality of the Securitization Bonds

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to material federal income tax matters

8.2 Opinion of Miller, Canfield, Paddock and Stone, P.L.C. with respect to material State of Michigan tax matters

10.1 Sale Agreement dated as of November 8, 2001 between Consumers Energy Company and Consumers Funding LLC

10.2 Servicing Agreement dated as of November 8, 2001 between Consumers Funding LLC and Consumers Energy Company

10.3 Intercreditor Agreement dated as of November 8, 2001 among Canadian Imperial Bank of Commerce, Asset Securitization Cooperative Corporation, The Bank of New York, Consumers Funding LLC and Consumers Energy Company